UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2017

AVISTA CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington		99202-2600
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

509-489-0500

Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Supplement to Proxy Statement

On October 2, 2017, Avista Corporation (“Avista”) filed a definitive proxy statement with the U.S. Securities and Exchange Commission in connection with the Agreement and Plan of Merger, dated July 19, 2017, by and among Hydro One Limited (“Hydro One”), Olympus Holding Corp., Olympus Corp. and Avista, which was first mailed to Avista shareholders on or about October 11, 2017 (the “Proxy Statement”).    The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Opinion of Financial Advisor

The disclosure under the heading “THE MERGER—Opinion of Financial Advisor.—Miscellaneous” is hereby supplemented by deleting the last paragraph in that subsection, beginning on pg. 51 of the Proxy Statement, in its entirety and replacing it with the following paragraph:

“In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Hydro One and/or certain of its affiliates. Specifically, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking, and other financial services to the Province of Ontario, Canada (the “Province”), which is a significant shareholder of Hydro One, and to certain of the Province’s agencies, departments, instrumentalities and/or governmental affiliates (the Province and/or an agency, department, instrumentality or governmental affiliate of the Province, “Ontario”), and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a bookrunner and/or manager for certain debt offerings of the Province, (ii) having acted or acting as a lender under certain leasing facilities of the Province, (iii) having acted or acting as a dealer and paying agent for a commercial paper program of the Province, (iv) having provided or providing certain derivatives, foreign exchange and other trading services to Ontario, and (v) having provided or providing certain treasury management products and services to Ontario. BofA Merrill Lynch has been advised that, with respect to all or substantially all of the Ontario matters referred to above, its selection and participation allocation resulted from a competitive procurement process in which Ontario reviewed and assessed proposals submitted by multiple parties. From July 1, 2015 through June 30, 2017, BofA Merrill Lynch and its affiliates derived aggregate revenues from Ontario of approximately $12 million for investment and corporate banking services.”

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction. Avista has filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the proposed merger transaction. THE INVESTORS AND SECURITY HOLDERS OF AVISTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Avista, Hydro One and the proposed merger transaction. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of Avista’s proxy statement may be obtained free of charge upon request by contacting Avista Corporation, Marian Durkin, Corporate Secretary, 1411 East Mission Avenue, Spokane, Washington 99202. Avista’s filings with the SEC are also available on Avista’s website at: http:// investor.avistacorp.com. Investors and security holders may also read and copy any reports, statements and other information filed by Avista with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Forward-Looking Statements

To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements and are subject to uncertainties and risks. Forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “proposed,” “seek,” “should,” “target,” “would” or similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although Avista believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward looking statements. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others:

•	the risk that Hydro One or Avista may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger;

•	the risk that a condition to closing of the merger may not be satisfied;

•	the timing to consummate the proposed merger;

•	the risk that the businesses will not be integrated successfully;

•	the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected;

•	disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers;

•	the diversion of management time on merger-related issues; and

•	the effect of changes in governmental regulations.

There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including in our reports filed under the Exchange Act, including the risks and uncertainties noted under the heading “Risk Factors” in Avista’s Annual Report on Form 10-K for the year ended December 31, 2016 and the risks and uncertainties noted under the heading “Forward-Looking Statements” in Avista’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. Avista cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Avista, investors and shareholders should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to Avista or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

There also may be other factors that Avsita does not anticipate or does not recognize are material that could cause results to differ materially from expectations. Forward-looking statements speak only as of the date they are made. Avista expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date: November 14, 2017	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer